UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2013

Commission File No. 0-11676
_____________________

BEL FUSE INC.
206 Van Vorst Street
Jersey City, NJ  07302
(201) 432-0463

(Address of principal executive offices and zip code)
(Registrant’s telephone number, including area code)

NEW JERSEY	22-1463699
(State of incorporation)	(I.R.S. Employer Identification No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14s-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

[  ]           Pre-commencement pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  This Amendment No. 1 amends the Current Report on Form 8-K filed on April 4, 2013 by Bel Fuse Inc. (the “Company”) to update the financial statements and pro forma financial information required to be filed under Item 9.01 related to the Company’s acquisition of the Transpower magnetics business of TE Connectivity on March 29, 2013.

Item 9.01.   Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The Registrant has determined that pursuant to Rule 3-05(b)(2) of Regulation S-X, no financial statements of the acquired business are required to be filed.

(b)	Pro forma financial information

The Registrant has determined that pursuant to Article 11 of Regulation S-X, no pro forma financial information related to the acquired business is required to be filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEL FUSE INC.
June 7, 2013
By:	/s/ Daniel Bernstein
Daniel Bernstein
President and Chief Executive Officer